EXHIBIT 10.5

INTERNATIONAL SHIPHOLDING CORPORATION
11 North Water Street, Suite 18290

Mobile, Alabama 36602

July 2, 2015

Regions Bank

Capital One Bank, N.A.

Branch Banking and Trust Company

Whitney Bank

do Regions Bank, as Administrative Agent

and as Collateral Agent

11 North Water Street

PO Box 2527

Mobile, AL 36622

Attn: Edward Midyett, Senior Vice President

Facsimile No.: 251-690-1003

Re:Requests under that certain Credit Agreement

dated as of September 24, 2013, as amended

Dear Sirs:

Reference is made to that certain Credit Agreement dated as of September 24, 2013, as amended (the "Credit Agreement"), by and among (1) International Shipholding Corporation, Enterprise Ship Company, Inc., Sulphur Carriers, Inc., CG Railway, Inc,, Central Gulf Lines, Inc., Coastal Carriers, Inc., Waterman Steamship Corporation, N.W. Johnsen & Co., Inc., LMS Shipmanagement, Inc., ILS , United Ocean Services, LLC, Mary Ann Hudson, LLC, Sheila McDevitt, LLC, Tower, LLC and Frascati Shops, Inc., as borrowers, (2) Regions Bank, Capital One Bank, N.A., Branch Banking and Trust Company and Whitney Bank, as lenders, and (3) Regions Bank, as administrative agent and as collateral agent. Capitalized terms used herein shall have the meanings provided to them in the Credit Agreement.

Pursuant to Section 2.11(b)(i) of the Credit Agreement, the Company, on behalf of the Borrowers, hereby notifies the Administrative Agent that the Borrowers are permanently reducing the Revolving Commitments by $10,000,000 (ratably among the Lenders in accordance with their respective commitment percentage thereof), effective immediately. By acknowledgment and acceptance hereof, the Required Lenders hereby waive the requirement for three Business Days prior notice to the effectiveness of such commitment reduction.

If you have any questions, please feel free to contact the undersigned.

Sincerely yours,

INTERNATIONAL SHIPHOLDING CORPORATION

By:  /s/ D.  B.  Drake

Name: D. B. Drake

   Title: V/P/ Treasurer

Acknowledged and Accepted By:

REGIONS BANK,

As Administrative Agent and Collateral Agent

By: /s/ Edward Midyett

Name: Edward Midyett

Title: Senior VP

CAPITAL ONE

As a Lender

By: /s/ Kyle Fontanille

Name: Kyle Fontanille

Title: AVP

Acknowledged and Accepted By:

BRANCH BANKING AND TRUST COMPANY,

As a Lender

By: /s/ Robert M. Searson

Name: Robert Searson

Title: Senior Vice President

WHITNEY BANK

As a Lender

By: /s/ Phillip E. Gordillo

Name: Phillip E. Gordillo

Title: Senior Vice President